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Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Subramanian Sundaresh, certify to the best of my knowledge based upon a review of the Annual Report on Form 10-K of Adaptec, Inc. for the fiscal year ended March 31, 2006 (the "Form 10-K"), that the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the periods covered by the Form 10-K.

Date: June 13, 2006
	By:	/s/ SUBRAMANIAN SUNDARESH Subramanian Sundaresh Chief Executive Officer

        I, Christopher O'Meara, certify to the best of my knowledge based upon a review of the Form 10-K, that the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the periods covered by the Form 10-K.

Date: June 13, 2006
	By:	/s/ CHRISTOPHER O'MEARA Christopher O'Meara Chief Financial Officer

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  Exhibit 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002